 August 2016NASDAQ: FBSS

 Safe Harbor Statement  Certain statements in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about future events or otherwise and are not statements of historical fact. Such statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” or words of similar meaning or other statements concerning opinions or judgments of the Company and its management about future events. Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of the Company will not differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including, but not limited to, the effects of and changes in: general economic and bank industry conditions, the interest rate environment, legislative and regulatory requirements, competitive pressures, new projects and delivery systems, inflation, changes in the stock and bond markets, accounting standards or interpretations of existing standards, mergers and acquisitions, technology, and consumer spending and savings habits. More information is available on the Company’s website at www.tfb.bank and on the Securities and Exchange Commission’s website, www.sec.gov. The information on the Company’s website is not a part of this presentation. The Company does not intend or assume any obligation to update or revise any forward-looking statements that may be made from time to time by or on behalf of the Company.  *  FAUQUIER BANKSHARES, INC.

Table of Contents

- Vision
- Management
- Market Opportunities
- Financial Performance
- Building Shareholder Value

FAUQUIER BANKSHARES, INC. 3

 TFB’s Guiding Principles  Vision  TFB seeks Excellencethrough an Engaged and Empowered Team, building valued Relationships with our Customers and Community.  FAUQUIER BANKSHARES, INC.   *

Management

- Marc J. Bogan – President & CEO
  - New to the company 2016
  - 26 Years banking experience
- Chris Headly – CFO (effective 9/3/16)
  - 17 years with TFB
  - 24 years banking experience
- Mike York – COO
  - New to the company 2016
  - 29 years banking experience
- Edna Brannan – CCO
  - 15 years with TFB
  - 36 years banking experience
- Chip Register – CAO
  - 8 years with TFB
  - 20 years banking experience

FAUQUIER BANKSHARES, INC. 5

Summary Statistics

Founded	1902
Headquarters	Warrenton, Virginia
Total Assets	$619 million
Total Loans, net	$451 million
Shares Outstanding	3,753,117
Insider Ownership	4.58%
Institutional Ownership	18.08%
Shareholders	926

All data provided as of June 30, 2016, unless otherwise noted.

FAUQUIER BANKSHARES, INC. 6

Northern Virginia Marketplace

- Strong population, economic and employment growth
- Exceptional higher education
- Diverse industry employment, mostly “clean” industries
- High median household income
- Virginia – Consistently ranked one of the top ten “Best States for Business” Forbes

FAUQUIER BANKSHARES, INC. 7

 Deposit Market ShareFauquier and Western Prince William Counties    Financial Institution  Current Number ofBranches  Total Deposits 2015($000)  Total Deposits 2014($000)  Year to Year Deposit Change 2015(%)  MarketShare 2015  MarketShare2014    BB&T Corp.  15   1,045,212  1,025,824  1.89  24.21%  25.00%    Fauquier Bankshares  11  516,933  523,148  -1.19  11.97%  12.75%    Wells Fargo Co.  6  474,753  457,658  3.73  11.00%  11.15%    SunTrust Bank  7  440,289  424,282  3.77  10.20%  10.34%    Capital One Financial Corp  8  317,590  259,626  22.33  7.36%  6.33%    Bank of America  5  295,925  271,696  8.92  6.86%  6.62%    Cardinal Bank  2  208,010  121,486  71.22  4.82%  2.96%    PNC Financial Services Group  6  156,760  145,015  8.10  3.63%  3.53%    Oak View National Bank  2  133,941  123,398  8.54  3.10%  3.01%    First Virginia Community Bank  1  133,920  96,501  38.78  3.10%  2.35%    Other 12 Institutions  21  593,507  655,211  -9.42  13.75%  15.96%    Total  84   4,316,840   4,103,845  5.19   100%   100%                   FAUQUIER BANKSHARES, INC.  *  Source: FDIC – Deposit Market Share Report Data as of June 30, 2015.

 Market Opportunities  *  Fauquier County$1.4 Billion market*YoY market growth of 6%*TFB Presence#1 out of 11 in deposit market share at 31.47%*$448MM in deposits114 year legacy  Prince William County$4.0 Billion market*YoY market growth of 4%*TFB Presence#12 out of 18 in deposit market share at 1.71%*$69MM in depositsIn market 15 years  *Based on FDIC Deposit Market Share Summary Report as of June 30, 2015.  FAUQUIER BANKSHARES, INC.

 Sustainable Growth Demographics  *  FAUQUIER BANKSHARES, INC.  Market  National Ranking by Median HH Income 2016  TotalPopulation2016(actual)  PopulationChange2010 - 2016(%)  ProjectedChange2016-2021(%)  Unemployment Rate 2015 (%)  TotalHouseholds2016(actual)  MedianHH Income2016($)  Projected HHIncome Change2016- 2021(%)  Per Capita Income2016($)  City of Falls Church  1  13,936  13.01  8.19  2.7  5,672  121,854  1.86  64,376  Loudoun County  2  379,575  21.54  10.63  3.2  123,011  118,545  1.37  48,868  Fairfax County  4  1,144,095  5.77  4.83  3.2  413,833  112,427  3.33  54,128  Arlington County  6  232,696  12.07  7.68  2.4  111,149  109,708  7.19  72,028  City of Fairfax  10  25,236  11.84  7.65  3.0  9,316  102,784  4.95  50,650  Prince William County  19  454,950  13.17  8.12  3.5  146,030  96,644  1.84  39,091  City of Alexandria  28  155,545  11.13  7.3  2.6  75,942  90,054  5.32  60,285  Fauquier County  32  69,061  5.92  4.85  3.4  25,108  88,533  3.97  41,204  Source: SNL Financial. Note: All data is as of June 30, 2016, except unemployment rate..

 Q2 and YTD Highlights  *      For the Quarter Ended June 30, 2016    For the Six Month Period Ended June 30, 2016    Return on average assets   1.02%     0.72%    Return on average equity  11.73%     8.17%    Efficiency ratio  82.75%    83.71%      Since December 31, 2015 ($million)    Since June 30, 2015 ($million)    Asset growth  17.8    21.4    Loan growth, net   8.4     3.8    Deposit growth  16.1    24.2  FAUQUIER BANKSHARES, INC.

 *  Total Assets  FAUQUIER BANKSHARES, INC.  As of December 31, unless otherwise noted.

 Return on Average Equity (ROAE)  FAUQUIER BANKSHARES, INC.  *  National Peer Group consists of 441 Bank Holding Companies and Commercial Banks with Consolidated Assets of $500MM - $1B. (Source: SNL)Averages used for National Peer Group. As of December 31, unless otherwise noted..

 *  Return on Average Assets (ROAA)  FAUQUIER BANKSHARES, INC.  National Peer Group consists of 441 Bank Holding Companies and Commercial Banks with Consolidated Assets of $500MM - $1B. (Source: SNL)Averages used for National Peer Group. As of December 31, unless otherwise noted..

 *  Loans, Net  FAUQUIER BANKSHARES, INC.  As of December 31, unless otherwise noted.

 *  Loan Portfolio  Loan Portfolio  At June 30, 2016  FAUQUIER BANKSHARES, INC.  Source: Fauquier Bankshares Financials *Includes $14MM in U.S. Government Guaranteed Student Loans** Includes Multi-Family Residential Mortgages

 *  Nonperforming Loans to Period End Loans  Nonperforming Loans to Period End Loans  National Peer Group consists of 441 Bank Holding Companies and Commercial Banks with Consolidated Assets of $500MM - $1B. (Source: SNL)Averages used for National Peer Group. As of December 31, unless otherwise noted..

 *  Total Deposits  FAUQUIER BANKSHARES, INC.  As of December 31, unless otherwise noted.

 Core Deposit Portfolio*  FAUQUIER BANKSHARES, INC.  *  Average Daily Balances as of December 31, unless otherwise noted. CAGR – December 31, 2010 to June 30, 2016.*Excludes Time Deposits.  CAGR 8.08%

 Deposit PortfolioAt June 30, 2016  FAUQUIER BANKSHARES, INC.     CDARS are large-dollar investments of local depositors in FDIC insured CDs.Brokered CDs are used to offset interest rate risk.  *

 Cost of Funds  *  FAUQUIER BANKSHARES, INC.  National Peer Group consists of 441 Bank Holding Companies and Commercial Banks with Consolidated Assets of $500MM - $1B. (Source: SNL)Averages used for National Peer Group. As of December 31, unless otherwise noted..

 Net Interest Margin*  *  FAUQUIER BANKSHARES, INC.  *Net interest income on a taxable equivalent basis divided by average earning assets.National Peer Group consists of 441 Bank Holding Companies and Commercial Banks with Consolidated Assets of $500MM - $1B. (Source: SNL)Averages used for National Peer Group. As of December 31, unless otherwise noted..

 *  FAUQUIER BANKSHARES, INC.  Tangible Equity to Assets Ratio  As of December 31, unless otherwise noted.

 Total Non-Interest IncomeAs a Percent of Average Assets  FAUQUIER BANKSHARES, INC.  *  National Peer Group consists of 441 Bank Holding Companies and Commercial Banks with Consolidated Assets of $500MM - $1B. (Source: SNL)Averages used for National Peer Group. As of December 31, unless otherwise noted..

 Total Non-Interest ExpenseAs a Percent of Average Assets  FAUQUIER BANKSHARES, INC.  *  National Peer Group consists of 441 Bank Holding Companies and Commercial Banks with Consolidated Assets of $500MM - $1B. (Source: SNL)Averages used for National Peer Group. As of December 31, unless otherwise noted..

 Regulatory Capital Ratios(Bank Only)  FAUQUIER BANKSHARES, INC.  *    June 30, 2016  December 31, 2015  Leverage Ratio  9.19%  9.13%  Common Equity Tier 1 Capital Ratio  11.89%  11.64%  Tier 1 Capital Ratio  11.89%  11.64%  Total Capital Ratio  12.86%  12.53%  Well Capitalized Threshold  5.00%  6.00%  6.00%  10.00%

 *  Stock Total Return Performance(December 1999 – August 8, 2016)  FAUQUIER BANKSHARES, INC.  Source: SNL Financial – As of August 8, 2016

 Building Shareholder Value  *  FAUQUIER BANKSHARES, INC.  Loan growth Disciplined loan and deposit pricing Non-interest fee incomeWealth management and financial planningLeverage technologyExpense management

Contact Information

Investor Relations Contacts

Marc J. Bogan
President & Chief Executive Officer
marc.bogan@tfb.bank

Christine Headly
Executive Vice President
& Chief Financial Officer
chris.headly@tfb.bank

Danielle Jenkins
Shareholder Relations Specialist
danielle.jenkins@tfb.bank

www.tfb.bank

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